Offerings - Offering: 1	Aug. 01, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 1,009,685
Fee Rate	0.01531%
Amount of Registration Fee	$ 154.59
Offering Note
(1)
 Calculated solely for purposes of determining the filing fee. This amount assumes that approximately 3,481,673 shares of common stock will be automatically converted into the right to receive $0.29 in cash per share in lieu of issuing fractional shares to holders of common stock if the proposed Reverse Stock Split is effected.

(2)	The filing fee is calculated in accordance with Rule 0-11(b) by multiplying the Total Transaction Valuation of $1,009,685 by 0.00015310.